                                                Filed Pursuant to Rule 497(e)

PROSPECTUS                                                        March 6, 1998

                    CADRE NETWORK HEALTH FINANCIAL SERVICES
                               LIQUID ASSET FUND

     The Cadre Network Health Financial Services Liquid Asset Fund (the "Fund") is an investment portfolio of the Cadre Network Health Financial Services Trust (the "Trust"), which is an open-end, diversified management investment company. The Fund operates as a money market mutual fund, with the goal to provide as high a level of current income as is consistent with the preservation of capital and liquidity. It is designed for and marketed to the healthcare industry, including hospitals, health systems, health facilities, medical groups and health insuring organizations.

     Participants may invest or redeem shares at any time without charge or penalty. Free and unlimited checkwriting redemption privileges are available to Participants.

     An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus sets forth concisely information about the Fund that a person should know before investing. It should be read and retained for future reference. Additional information about the Fund, contained in the Statement of Additional Information dated March 6, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, write to the address or call the telephone number listed under "General Information" in this Prospectus.

                               TABLE OF CONTENTS

EXPENSE SUMMARY.........................................................................     2
FINANCIAL HIGHLIGHTS....................................................................     3
THE TRUST...............................................................................     3
DESCRIPTION OF THE FUND.................................................................     3
HOW TO INVEST IN THE FUND...............................................................     6
REDEMPTIONS.............................................................................     7
SHAREHOLDER SERVICES....................................................................     7
MANAGEMENT OF THE FUND..................................................................     8
YIELD INFORMATION.......................................................................     9
DISTRIBUTIONS AND TAXES.................................................................     9
GENERAL INFORMATION.....................................................................    10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     The purpose of the following table is to assist you in understanding the various costs and expenses borne by the Fund, and therefore indirectly by investors, the payment of which will reduce investors' return on an annual basis.

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

        Management Fees ........................................................  40%
        Other Expenses .........................................................  39%
        Total Fund Operating Expenses ..........................................  79%

---------------
(1) Management fees are payable at an annual rate of .40% for the first $250,000,000 of the average daily net assets, .3675% of the next $250,000,000 of such assets, and .3350% of such assets in excess of $500,000,000. Subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial Services, Inc. has agreed not to impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the annualized expenses at not more than 85% of average net assets of the Fund.
(2) Other Expenses include custodian, legal, audit, reimbursement of organizational expenses, insurance and trustee expenses paid to non-interested parties. See "Management of the Fund -- Trust Expenses."

(3) Based on the level of total Fund operating expenses listed above, total expenses would be:

                         EXAMPLE                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
        ----------------------------------------- ------     -------     -------     --------
        You would pay the following expenses on a
          $1,000 investment, assuming (1) 5%
          annual return and (2) redemption at the
          end of each time period................ $ 8.10     $ 25.53     $ 44.74     $ 101.83

     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
     Management fees are payable to Cadre Financial Services, Inc. ("Cadre Financial") for managing the Fund's investments and business affairs and distributing its shares. Cadre Financial has agreed to reimburse the Fund if and to the extent that total operating expenses (including the management and distribution fees, but excluding interest, taxes, and extraordinary expenses) exceed an annual rate of .85% of the Fund's average daily net assets. Please refer to footnote (1) above and "Management of the Fund" for further information.

                              FINANCIAL HIGHLIGHTS
     The financial information in the table below for the years ended December 31, 1995, December 31, 1996 and December 31, 1997 has been audited by Price Waterhouse LLP, independent auditors, whose report for the year ended December 31, 1997 is included in the Statement of Additional Information, and for the years ended December 31, 1993 and December 31, 1994, has been audited by KPMG Peat Marwick LLP, independent auditors.

                                                     YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------
                                        1997       1996        1995        1994       1993
                                       -------    -------     -------     -------    -------
Per Share Data:
  Net asset value, beginning of
     period.........................   $ 1,000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
  Net investment income.............     0.048      0.048       0.058       0.042      0.030
  Less Distributions................    (0.048)    (0.048)     (0.058)     (0.042)    (0.030)
                                       -------    -------     -------     -------    -------
                                       $ 1.000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                       =======    =======     =======     =======    =======

          Total Return..............      4.91%      5.00%       5.83%       4.11%      3.06%

Ratio to Average Net Assets
  (Annualized Basis):
  Expenses, before
     reimbursement/waiver...........      0.79%      0.68%       0.67%       1.24%      1.58%
  Expenses, net of
     reimbursement/waiver...........      0.79%      0.65%       0.27%       0.26%      0.19%
  Net investment income, before
     reimbursement/waiver...........      4.81%      4.78%       6.05%       3.24%      1.61%
  Net investment income, net of
     reimbursement/waiver...........      4.81%      4.81%       5.78%       4.22%      3.00%
  Net Assets at end of period (in
     thousands).....................   $42,828    $40,085     $41,864     $20,540    $ 8,914
                                       =======    =======     =======     =======    =======

---------------


                                   THE TRUST

     The Cadre Network Health Financial Services Trust (the "Trust") is a California trust. The Fund is an investment portfolio of the Trust.

                            DESCRIPTION OF THE FUND

     INVESTMENT OBJECTIVE. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. There an be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund will invest will be of high quality and may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     MANAGEMENT POLICIES. To achieve its goal, the Fund invests in short-term money market instruments, consisting exclusively of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, time deposits and certificates of deposit, bankers' acceptances, repurchase agreements and high grade corporate obligations, including commercial paper, corporate bonds, and notes with remaining maturities of 13 months or less.

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment

Company Act of 1940, certain requirements of which are summarized in the following paragraphs. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Board of Trustees will review the Fund's holdings to determine whether the net asset value calculated by using available market quotations deviates from $1.00 per share. See "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

     The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. It will invest only in U.S. dollar denominated securities which present minimal credit risks, as determined in accordance with procedures established by the Board of Trustees, and which are high-quality securities. To be considered high quality, a security must be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; or be rated in one of the highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization); or, if unrated, be of comparable quality as determined in accordance with procedures established by the Board of Trustees. No assets may be invested in securities rated only in the second highest such rating category or, if unrated, only of comparable quality. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., and Fitch Investors Services, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Fund may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Fund's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. As to each security, these percentages are measured at the time the Fund purchases the security. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

PORTFOLIO SECURITIES.

     U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. These include bills, certificates or indebtedness, notes, and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations, and others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. While the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not an obligation by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal. Also, U.S. government obligations and guaranteed obligations will have fluctuating market values.

     Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Certificates of Deposit. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Repurchase Agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Cadre Financial will monitor on a daily basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. Cadre Financial will consider on an ongoing basis and in accordance with guidelines established by the Board of Trustees the creditworthiness of the institutions with which the Fund enters into repurchase agreements.

     Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund may consist of direct obligations issued by domestic and foreign entities.

     Corporate Bonds. Corporate bonds and medium term notes are normally unsecured debt obligations of the issuer with original terms to maturity in excess of one year. However, the Fund will not purchase any such corporate obligations which have a remaining maturity in excess of 13 months. The Fund will not invest in floating or variable rate demand obligations or in securities that are not readily marketable.

     CERTAIN FUNDAMENTAL POLICIES. The Fund (i) will not borrow money in an amount that exceeds 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made, but within such limit will only borrow from banks only for temporary or emergency (not leveraging or investment) purposes or by engaging in reverse repurchase agreements (and when borrowings exceed 5% of the value of the Fund's assets, the Fund will not make any additional investments); (ii) will not pledge its assets in an amount which exceeds 33 1/3% of the value of its total assets, and within such limit will pledge assets only to secure borrowings for temporary or emergency purposes; (iii) will not invest more than 10% of its total assets in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market; (iv) except in the case of securities issued or guaranteed by the U.S. Government, will not invest more than 5% of its total assets in the securities of any one issuer; (v) will not lend any security except by engaging in repurchase agreements with respect to portfolio securities; and (vi) under normal conditions, may invest more than 25% of its total assets in obligations issued by domestic banks, and may invest up to 25% of its total assets in the securities of issuers in a single industry, provided that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes certain fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies" in the Statement of Additional Information for other fundamental policies of the Fund.

     The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     RISK FACTORS. The Fund's portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the securities held by the Fund. The market value of the securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities. The risks associated with lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. To the extent the Fund invests in obligations of foreign entities, there may be additional risks including future unfavorable political and economic developments, possible withholding taxes or other governmental restrictions which might adversely affect payment of principal or interest. Also, less public information may be available about foreign entities.

                           HOW TO INVEST IN THE FUND

     An initial investment in the Fund must be preceded or accompanied by a properly completed registration form. A properly completed registration form must be on file when making a redemption from an account. Registrations should be forwarded to:

                         Cadre Financial Services, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

     Participants may make an investment into their Fund account by the following two methods:

     - Wire Transfer -- Participants will begin earning on their investment the same day by calling the Fund's toll-free number 1-800-221-4524, EXT 2, by 12:00 noon New York Time provided the Fund's custodian bank receives the wire transfer through the Federal Reserve Wire System prior to its close that day.

     - Automated Clearing House Credits (ACH) -- Participants will begin earning on their investment the following day by calling the Custodian's toll-free number 1-800-568-1300 by 3:00 p.m. Central Time, and requesting an investment through the use of an ACH instrument.

     No minimum investment is required for wire transfers, DTC's or ACH's.

     Participants making investments by use of an ACH or DTC may not redeem such investments for a period of five business days following the deposit. If a participant desires earlier withdrawal privileges, the Fund recommends use of the Federal Reserve Wire System.

                                  REDEMPTIONS

     GENERAL. Participants may request redemption of shares at any time. Redemptions requests should be transmitted to Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. Written redemption requests must be signed by an authorized person noted on the registration form.

     Redemption proceeds of $10,000 or more will be wired to any member bank of the Federal Reserve System, for deposit in a Participant's account, in accordance with the redemption request. Amounts under $10,000 will be paid by check.

     CHECK REDEMPTION PRIVILEGE. Participants may use the Fund's unlimited checkwriting services by filling out a checkwriting authorization form and signing the custodian bank's certificate of authority form. Participants may issue checks in any dollar amount. Checks will be honored only if they are properly signed by a person authorized on the certificate of authority. There is a charge for stop-payments or if the Fund cannot honor a redemption check due to insufficient funds or other valid reasons. Checkwriting privileges may be modified or terminated at any time by the Fund.

     REDEMPTION BY WIRE OR TELEPHONE. Shares may be redeemed by wire or telephone as long as the person requesting such withdrawal has been authorized on the registration form. Wire or telephone requests will be honored the same day as long as the Fund is notified by 12:00 noon New York Time (earnings stop the same day). The redemption proceeds will be wired to the participant's authorized bank account, so long as the amount is $10,000 or more. If less, a check will be issued in payment for the redemption. No charge is imposed for wiring redemptions proceeds.

     In order to assure that a person requesting a share redemption by telephone is authorized by a participant, the Fund will wire redemption proceeds only to bank accounts previously specified by the participant on its registration form. If the Fund fails to follow these confirmation procedures, it could be liable for losses due to unauthorized or fraudulent telephone redemption instructions.

     REDEMPTION BY AUTOMATED CLEARING HOUSE (ACH). Shares may be redeemed by use of an ACH as long as the person requesting the ACH debit is authorized on the registration form. A participant may call the Fund's toll-free number 1-800-221-4524, EXT 2, by 5:00 p.m. New York Time, and request an ACH withdrawal. Such withdrawal will become effective the following business day and will be in the Participant's designated bank account in "collected funds." Earnings on the participant's account continue the day the withdrawal request is initiated but stop the next business day. There is no minimum amount required on an ACH redemption.

                              SHAREHOLDER SERVICES

     Participants may open as many accounts with the Fund as they desire. Each account may utilize the Fund's unlimited checkwriting services.

     Participants may call the Fund's toll-free number 1-800-221-4524, EXT 2, prior to 12:00 noon New York Time any business day to make an internal transfer between their different Fund accounts the same day. (Earnings stop accruing in the account the withdrawal is made from and start in the account receiving such transfer.) Participants may call up to 5:00 p.m. New York Time to make an internal transfer for the following business day. (Earnings continue to accrue until the transfer takes place.)

     Participants will receive a daily confirmation reflecting an opening balance, activity and closing balance each day their account has activity. A monthly statement will be sent to each participant within ten days after the end of each month reflecting an opening share balance, all transactions for the month and a closing share balance. In addition, the statement will reflect the earnings for the month (also year-to-date) and capital gains for the year.

     Participants will receive the Fund's unaudited financial statements within 40 days after the end of each calendar quarter. Once a year, participants will receive the Fund's audited annual financial statements.

                             MANAGEMENT OF THE FUND

     BOARD OF TRUSTEES. The Board of Trustees of the Trust is responsible for the supervision of the management of the business and affairs of the Trust. The Board of Trustees will perform duties and undertake responsibilities similar to those of a board of directors of a corporation.

     MANAGER AND INVESTMENT ADVISER. Cadre Financial Services, Inc., located at 905 Marconi Avenue, Ronkonkoma, New York 11779, serves as the Fund's investment adviser and manager. Subject to the direction of the Board of Trustees, it is responsible for the overall management of the Trust's business and investment affairs under the terms of a Management and Investment Advisory Agreement.
     Cadre Financial Services, Inc. is a subsidiary of AMBAC Inc., a leading insurer of municipal and structured finance obligations and provider of investment contracts and investment rate swaps to states, municipalities and municipal authorities. AMBAC Inc. is a publicly held company whose shares are traded on the New York Stock Exchange. Cadre Financial Services, Inc. also serves as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $150 million as of December 31, 1997. In addition, it manages and is investment adviser to collective, short-term investment programs for a number of local governmental and municipal entities which had total assets of approximately $1.8 billion as of December 31, 1997. None of those programs is registered under the Investment Company Act of 1940. as investment adviser and manager calculated as a percentage of the Fund's average daily assets. Such fees are payable at an annual rate of .40% for the first $250,000,000 of such assets, .3675% of the next $250,000,000, and .3350%
of such assets in excess of $500,000,000.

     Subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial Services, Inc. has agreed not to impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the Fund's aggregate operating expenses (excluding interest, taxes, and extraordinary expenses) at an annual rate of not more than .85% of the average daily net assets for any fiscal year. This has the effect of lowering the overall expense ratio of the Fund and increasing the yield to the participants at the time such amounts are reimbursed. The Fund will not pay Cadre Financial Services, Inc. at a later time for any operating expenses which have been previously reimbursed.

     DISTRIBUTOR. Cadre Securities, Inc., an affiliate of Cadre Financial Services, Inc., is the Fund's distributor. Its principal business address is 905 Marconi Avenue, Ronkonkoma, New York, 11779.

     CUSTODIAN. First Trust National Association, Pioneer Building, 6th Floor, 336 North Robert Street, St. Paul, Minnesota 55164 is the Fund's custodian. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased are purchased or sold by the Fund.

     TRANSFER AGENT. Cadre Financial Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

     TRUST EXPENSES. Pursuant to the Management and Investment Advisory Agreement, Cadre Financial Services, Inc. will pay all of the costs and expenses incurred to provide to the Fund the management and investment advisory services, including the expense of all employees and office space and facilities necessary to provide such services and all brokerage fees and commissions. The Fund will pay expenses not assumed by Cadre Financial Services, Inc. , including insurance, interest and taxes, expenses of those Trustees who are not "interested persons" Cadre Financial Services, Inc. or the Trust, legal and audit expenses and custodial fees.

     ADMINISTRATIVE SERVICES PLAN. The Trust has adopted an Administrative Services Plan pursuant to which securities, dealers, brokers, financial institutions, other industry professionals (such as investment advisors, accountants, and estate planning firms) and others may be paid fees for providing administrative support services to the Fund. Such fees may not exceed
 .05% of the Fund's average daily assets and will be computed on the basis of such assets attributable to Shares owned of record or beneficially by each service provider's customers.

                               YIELD INFORMATION

     From time to time the Fund advertises its yield and effective yield. Both yield figures are based on historical earning and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

     Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and other industry publications.

                            DISTRIBUTIONS AND TAXES

     DIVIDENDS. The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to Participants within each calendar year as well as on a fiscal year basis.

     Dividends from the Fund will not normally qualify for the dividends-received deduction available to corporations, since the Fund's income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of the dividends attributable to interest income derived from U.S. Government securities may be exempt from state and local taxation. The Fund will provide information on the portion, if any, that qualifies for this exemption.

     CAPITAL GAIN DISTRIBUTIONS. The Fund may distribute short-term capital gains once a year or more often as necessary to maintain its net asset value at $1.00 per share or to comply with distribution requirements under federal tax law. The Fund does not anticipate earning long-term capital gains on securities held in its Portfolio.

     FEDERAL TAXES. Dividends derived from net investment income and short-term capital gains are taxable as ordinary income. Distributions are taxable when paid, except that distributions declared in December and paid in January are taxable as if paid on December 31, whether investors receive distributions in cash or reinvest them in additional shares. The Fund will send investors an IRS Form 1099-DIV by January 31 of each year showing their taxable distributions for the prior calendar year.

     TAX STATUS OF THE FUND. The Fund intends to qualify as "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that the Fund will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code.

     OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its participants and no attempt has been made to discuss the participants' tax consequences. In addition to federal taxes, participants may be subject to state or local taxes on their investment. Participants should consult their tax advisers.

     When participants sign their registration form, they will be asked to certify that their Social Security or Taxpayer Identification Number in correct and that they are not subject to back-up withholding for failing to report income to the IRS. If participants do not comply with IRS regulations, the IRS can require the Fund to withhold 20% of distributions from their account.

                              GENERAL INFORMATION

     The Trust was organized as a California trust under a Declaration of Trust dated February 12, 1992 and commenced operations on November 1, 1992 under the name Hospital and Health Facilities Trust. Effective April 30, 1997, the Trust's name was changed to Cadre Network Health Financial Services Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of investment portfolios ("Portfolio") which may issue shares. The Fund does not intend to issue share certificates. The Fund is the initial Portfolio of the Trust.

     Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote of shareholders. Shares have equal voting rights, except that shares of a particular Portfolio are entitled to vote on matters affecting only that Portfolio when required by the Investment Company Act of 1940 or the matter affects an interest of less than all Portfolios. Shares do not have cumulative voting rights.

     Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Declaration of Trust, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trustees to initiate a vote of shareholders as to any matter with regard to which shareholders have a right to vote, including a meeting for the purpose of removing the Trustees. The Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office at the time had been elected by shareholders.

     Cadre Financial Services, Inc. maintains a record of share ownership and sends investors confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 905 Marconi Avenue, Ronkonkoma, New York 11779, or by calling 1-800-221-4524, EXT 2.

     NO PERSON HAS BEEN AUTHORIZE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

MANAGER AND INVESTMENT ADVISER
AND TRANSFER AGENT
Cadre Financial Services, Inc.
905 Marconi Avenue
Ronkonkoma, New York 11779

DISTRIBUTOR
Cadre Securities, Inc.
905 Marconi Avenue
Ronkonkoma, New York 11779

CUSTODIAN
First Trust National Association
Pioneer Building, 6th Floor
336 North Robert Street
St. Paul, MN 55164

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
201 North Service Road
Melville, New York 11747

LEGAL COUNSEL
Davis Wright Tremaine LLP
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688
------------------------------------------------------
                                   PROSPECTUS
------------------------------------------------------

                                 March 6, 1998

                    CADRE NETWORK HEALTH FINANCIAL SERVICES
                               LIQUID ASSET FUND
                                 (800) 221-4524

                                     [LOGO]

                    CADRE NETWORK HEALTH FINANCIAL SERVICES
                    ---------------------------------------
                               LIQUID ASSET FUND

================================================================================

            CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information should be read in conjunction with the current Prospectus of the Cadre Network Health Financial Services Liquid Asset Fund (the "Fund"), an investment portfolio of the Cadre Network Health Financial Services Trust (the "Trust") dated March 6, 1998. To obtain a copy of the Prospectus, please write to Cadre Financial Services, Inc. at 905 Marconi Avenue, Ronkonkoma, New York 11779 or call (800) 221-4524, Ext. 2. This Statement of Additional Information is not a prospectus.

         The Fund operates as a money market mutual fund which seeks to maintain a stable net asset value of $1.00 per share and to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Investors may invest or redeem shares at any time without charge or penalty. Investment in the Fund is limited to investors who are either a hospital, health system, health facility, medical group, health insuring organization, or other health care institution, provider or payor.

         An investment in the Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         Cadre Financial Services, Inc. serves as the Fund's investment adviser and transfer and dividend disbursing agent. Cadre Securities, Inc., an affiliate of Cadre Financial Services, Inc., is the Fund's distributor.

                                TABLE OF CONTENTS
                                                                   Page

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES......................    1
MANAGEMENT OF THE FUND............................................    3
INVESTMENT ADVISORY AND MANAGEMENT  SERVICES......................    3
DISTRIBUTION AGREEMENT............................................    6
ADMINISTRATIVE SERVICES PLAN......................................    6
DETERMINATION OF NET ASSET VALUE..................................    7
FUND PERFORMANCE..................................................    8
PORTFOLIO TRANSACTIONS............................................   10
INFORMATION ABOUT THE FUND........................................   11
CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS.......................   12
INDEPENDENT AUDITORS' REPORT......................................  F-1
APPENDIX .........................................................  A-1

                                 March 6, 1998

================================================================================

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease beyond the specified policy or limitation resulting from a change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

         The Fund's fundamental investment limitations cannot be changed without approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below and those identified as such in the Prospectus, the investment policies and limitations described in this Statement of Additional Information and the Prospectus are not fundamental and may be changed without shareholder approval.

         The following and those described as "certain fundamental policies" in the Prospectus are the Fund's fundamental investment limitations. The Fund may not:

         (1) Purchase common stocks, preferred stocks, warrants, other equity securities.

         (2) Borrow money, except (i) from banks for temporary or emergency (not leveraging or investment) purposes or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         (3) Sell securities short, or write or purchase put or call options.

         (4) Underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities").

         (5) Purchase or sell real estate unless acquired as the result of ownership of securities (but this shall not prevent the Fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interest in pools of real estate mortgage loans).

         (6) Make loans to others, except through the purchase of debt obligations and through repurchase agreements as described in the Prospectus.

         (7) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of a single issuer, or it would own more than 10% of the outstanding voting securities of a single issuer.

         (8) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as result, more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest more than 25% of its assets in obligations issued by domestic banks.

         While domestic branches of foreign banks may, under certain circumstances, be considered domestic banks, the Fund does not currently intend to invest in obligations issued by such branches. Should this policy be changed, the Fund will invest only in instruments issued by those domestic branches which are subject to the same regulation as United States banks.

         Also, while foreign branches of domestic banks may, under certain circumstances, be considered domestic banks, the Fund does not currently intend to invest in obligations issued by such branches. Should this policy be changed, the Fund's investment adviser must disclose that the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by a domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign failed to pay on its instruments for any reason.

         (9) Invest in companies for the purpose of exercising control.

         (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets to the extent permitted by Section 12(d)(1) of the Investment Company Act of 1940.

         (11) Purchase or sell commodities or commodity contracts, including futures contracts.

         (12) Issue bonds or any other class of securities preferred over or senior to shares of the Fund in respect of the Fund's assets or earnings, except that the Trust may establish additional series of shares in accordance with its Declaration of Trust.

                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with their ages and information as to their principal business occupations during at least the last five years, are shown below.

         WILLIAM T. SULLIVAN, JR., CHAIR AND TRUSTEE*. Chairman and CEO, Cadre Financial Services, Inc. since 1996. Chairman and CEO of
Cadre Financial Services, Inc.'s predecessor since 1983. His address is 905 Marconi Avenue, Ronkonkoma, New York 11779. Age: 51.

         HARVEY A. FEIN, VICE CHAIR AND TRUSTEE. Chief Financial Officer, Molina Medical Centers since 1995; Financial Consultant 1994-1995; Director of Finance, Blue Cross of California-Wellpoint Health Networks, Inc. 1990-1994. His address is One Golden Shore, Long Beach, California 90802. Age: 51.

         JENETE M. MASLONKA, SECRETARY, TREASURER AND TRUSTEE. Chief Operating Officer, Network Health Financial Services since 1996; Banking consultant 1993-1994; Compliance Officer 1993-1994 and Senior Vice President, Operations 1989-1993, First Professional Bank. Her address is 11835 W. Olympic Boulevard, Suite 650E, Los Angeles, California 90064. Age: 43.

         ALAN H. ANDERSON, TRUSTEE. President, South Coast Health Care Management, Inc. His address is 3901 E. 4th Street, Long Beach, California 90814. Age: 54.

         J. KENDALL ANDERSON, TRUSTEE. President and Chief Executive Officer of the John Muir-Mt. Diablo Health Systems. His address is 1601 Ygnacio Valley Road, Walnut Creek, California 94598. Age: 54.

         LORI BLOOMFIELD, TRUSTEE. Chief Operating Officer, The Medical Quality Commission. Her address is 3010 Old Ranch Parkway, Suite 205, Seal Beach, California 90740. Age: 33.

         ELIZABETH SUZANNE CURTIS, TRUSTEE. Executive Director of Sharp Community Medical Group since April 1994. Vice President of Physician Services, Sharp Healthcare, San Diego, California from March 1989 to March 1991; and Director of Finance, Sharp Memorial Hospital, San Diego, California, from November 1987 to March 1989. Her address is 8665 Gibbs Drive, Suite 201, San Diego, California 92123. Age: 39.

         FRANK E. GIBSON, TRUSTEE. President and Chief Executive Officer of Hospital Consortium of San Mateo County since 1981. CEO, Sequoia Health Care District since 1996. His address is 1600 Trousdale Drive, Burlingame, California 94010. Age: 54.

         TERRY HARTSHORN, TRUSTEE. Chairman since 1993 and President and CEO 1976-1993, PacifiCare Health Systems; President and CEO UniHealth January 1997-1993. His address is 3120 Lake Center Drive, P.O. Box 25186, Santa Ana, California 92799. Age: 52.

        JAMES O. HILLMAN, TRUSTEE. Senior Vice President, Physicians Group Council, Health Care Association of Southern California, since April 30, 1997; Chief Operating Officer, American Medical Group Association April 1996-1997; Executive Director, Unified Medical Group Association 1988-1996. His address is 515 S. Figueroa Street, Suite 1300, Los Angeles, California 90071. Age: 62.

        MARTIN L. HOPP, TRUSTEE. Otolaryngologist, Head and Neck Surgeon on staff of Cedars-Sinai Medical Center, Century City Hospital and Midway Hospital; Chief Operating Officer, Beverly Hills Care. His address is 8631 W. Third Street, Suite 440E, Los Angeles, California 90048. Age: 47.

        JAY HUDSON, TRUSTEE. President and Chief Executive Officer of Community Hospital of the Monterey Peninsula since 1990; Chief Operating Officer from 1987 to 1990; and Senior Vice President from 1982 to 1987. President and Chief Executive Officer of Community Hospital Foundation since 1995. His address is P.O. Box HH, Monterey, California 93942. Age: 60.

* Mr. Sullivan is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, by virtue of his affiliation with Cadre Financial Services, Inc.

         Trustees who are not "interested persons" are reimbursed for expenses incurred to attend meetings of the Board of Trustees and receive no attendance fees or other compensation.

                   INVESTMENT ADVISORY AND MANAGEMENT SERVICES

         Cadre Financial Services, Inc., with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is the Fund's investment adviser and manager. It is a wholly-owned subsidiary of AMBAC Capital Corporation which, in turn, is a wholly-owned subsidiary of AMBAC Inc. Through its subsidiaries, AMBAC Inc. is a leading insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities and municipal authorities. AMBAC Inc. is a publicly held company whose shares are traded on the New York Stock Exchange.

        Cadre Financial Services, Inc. also serves as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $150 million as of December 31, 1997. In addition, it manages and is investment adviser to collective, short-term investment programs for a number of local governmental and municipal entities. Those programs are not registered under the Investment Company Act of 1940 and had total assets of approximately $1.8 billion as of December 31, 1997.

         Pursuant to a Management and Investment Advisory Agreement (the "Advisory Agreement") with the Trust dated December 30, 1996, Cadre Financial Services, Inc. acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Cadre Financial Services, Inc. also acts as the Fund's transfer and dividend disbursing agent. It provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and pays the salaries of all personnel of Cadre Financial Services, Inc. and its affiliates performing services relating to research, statistical and investment activities. In addition, Cadre Financial Services, Inc. or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund, including transfer and dividend disbursing agent services. These services include providing facilities for maintaining the Fund's organization, supervising relations with custodians, accountants, and other persons dealing with the Fund, preparing all general shareholder communications and conducting shareholder relations, maintaining the Fund's records and the registration of the Fund's shares under federal and state law, developing management and shareholder services for the Fund and furnishing reports, evaluations and analysis for the Board of Trustees.

         Cadre Financial Services, Inc. is responsible for the payment of expenses and costs incurred to provide the Fund with management and investment advisory services, brokerage fees and commissions in connection with the Fund's investments. The expenses of the Fund which have not been assumed by Cadre Financial Services, Inc., including interest and taxes, expenses of those Trustees who are not "interested persons," legal and audit expense, custodial fees, insurance and expenses of preparing and filing (but not printing and mailing) amendments to the Fund's registration statements, reports, notices and meeting material to shareholders, are paid by the Fund. Cadre Financial Services, Inc. also provides portfolio and general accounting record maintenance.


         The Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons " of the Trust, as defined by the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held in person on October 22, 1996. The Advisory Agreement was also approved by the shareholders of the Fund at a meeting held on November 26, 1996. The Advisory Agreement will continue in effect until December 30, 1998, and may be continued in effect from year to year thereafter upon the approval of the Fund's shareholders or the Board of Trustees. Each annual continuance also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, or by Cadre Financial Services, Inc., in each case on 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940 and rules thereunder).

         For the services of Cadre Financial Services, Inc. under the Advisory Agreement, the Fund pays Cadre Financial Services, Inc. a monthly management fee at an annual rate of .40% of the first $250,000,000 of its average net assets,
 .3675% of the next $250,000,000 of such average assets, and .3350% of such assets in excess of $500,000,000.

         During the period ending December 31, 1997, and thereafter subject to revision or termination upon 90 days' notice to the Fund, Cadre Financial Services, Inc. has agreed to not impose all or a portion of its management fee and to take other action, to the extent necessary, to maintain the Fund's aggregate operating expenses (excluding interest, taxes and extraordinary expenses) at an annual rate of not more than .85% of the average daily net assets for any fiscal year or for a portion of such year if the Agreement is terminated or revised.

         The Fund paid its current and prior adviser and manager fees for advisory and management services during the years ended December 31, 1997, 1996 and 1995 of $167,367, $177,658 and $-0-, respectively, pursuant to a Management and Investment Advisory Agreement providing for management fees at the same rate as the current Advisory Agreement. As described in the Prospectus, the Fund's former adviser and manager waived certain portions of its management fees during some of those years.

                             DISTRIBUTION AGREEMENT

         Pursuant to a Distribution Agreement (the "Distribution Agreement") with the Trust dated April 23, 1997, Cadre Securities, Inc., an affiliate of Cadre Financial Services, Inc., acts as the Fund's distributor. The Distribution Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held in person on October 22, 1996. The Distribution Agreement will continue in effect until December 30, 1998, and may be continued in effect from year to year thereafter upon the approval of the Fund's shareholders or the Board of Trustees. Each annual continuance also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or a majority (as defined in the Investment Company Act of 1940 ) of the outstanding shares of the Fund, or by Cadre Securities, Inc., in each case on sixty (60) days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940 and rules thereunder).

         Cadre Securities, Inc. provides services under the Distribution Agreement in consideration of the fees paid by the Fund to its affiliate, Cadre Financial Services, Inc., for the advisory and management services provided pursuant to the Advisory Agreement.

                          ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan pursuant to which securities, dealers, brokers, financial institutions, other industry professionals (such as investment advisors, accountants, and estate planning firms) and others may be paid fees for providing administrative support services to the Fund. Such fees may not exceed .05% of the Fund's average daily assets and will be computed on the basis of such assets attributable to Shares owned of record or beneficially by each service provider's customers.

                        DETERMINATION OF NET ASSET VALUE

         The Fund's investments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in valuations that are higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund, computed as described above, may tend to be higher than a like computation made by a fund with identical investments using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if use of amortized costs by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of the Fund's instruments based upon amortized cost and the concomitant maintenance of the Fund's net asset value at $1 per share is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Fund must adhere to certain conditions described in the Prospectus under "Description of the Fund-Management Policies."

         The Board of Trustees monitors adherence to SEC rules and regulations concerning money market funds, and has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value calculated on the basis of amortized cost. The Trustees will review the Fund's holdings, at such intervals as they deem appropriate, to determine whether the net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. If the Trustees determine that such a deviation exists, they have agreed to take such corrective action, if any, as they deem necessary or appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing net asset value by using available market quotations.

                                FUND PERFORMANCE

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's yield and total return fluctuate in response to market conditions and other factors.

         YIELD CALCULATIONS. The seven day yield for the period ending December 31, 1997 was 5.15% and the effective yield for the same period was 5.28%.
         The yield quotation based upon the foregoing seven day period was computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent.

                  Yield = ending value - beginning value x 365
                          ------------------------------   ---
                                beginning value             7

         The effective yield based upon the foregoing seven day period was computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power of 365 divided by 7, and subtracting 1 from the result, with the resulting effective yield figure carried to the nearest hundredth of one percent.

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] -1

         The net change in value used to compute yield and effective yield reflects reinvested distributions, fees, and expenses. Yields fluctuate in response to market conditions. The numbers quoted are historical and are not intended to indicate future yields.

         Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds, as required by regulation.

When comparing investment alternatives, investors should also note the quality and maturing of the portfolio securities held by the respective investment companies they have chosen to consider.

         Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price, if any) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to performance rankings, the Fund may compare its total expense ratio to the average total expense ratio of all money market funds as tracked by Lipper. A fund's total expense ratio is a significant factor in comparing money market investments because of its effect on net yield.

         The Fund may also compare its performance to several products offered by banks. Unlike the Fund, certain bank products such as Money Market Deposit Accounts, Super NOW Accounts, and Certificates of Deposit are insured by the Federal Deposit Insurance Corporation. The Fund may compare its yield, both the 7-day annualized current yield and the effective yield, to those of Money Market Accounts, Super NOW Accounts, and Certificates of Deposit quoted in the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in 10 U.S. cities, chosen to represent the 10 largest Consumer Metropolitan Statistical Areas. In addition, the Fund may compare its yield to the Auction Average Discount Rate for 182-day Treasury Bills. Six-month Treasury Bills are issued at a discount from their face value in weekly auctions. Consequently, their yield is quoted as a yield to maturity reflecting the accretion of the discount as the bill matures. The Fund may also compare its yield to the Federal Funds rate, which is the interest rate that banks charge each other for overnight loans through the Federal Reserve System to meet reserve requirements. Both the yield on 6-month Treasury Bills and the Federal Funds rate are considered to be sensitive indicators of interest rates trends.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price.

         Transactions are allocated to various dealers by Ambac Cadre Financial in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Ambac Cadre Financial to supplement its own research and analysis with the views and information of other securities firms. Securities transactions are not directed to securities firms in consideration of sales of Fund shares or of shares of other funds advised by Ambac Cadre Financial.

         Research services furnished by brokers through which the Fund effects securities transactions may be used by Ambac Cadre Financial in advising other funds it advises and, conversely, research services furnished to Cadre Financial by brokers in connection with other funds Ambac Cadre Financial advises may be used by Ambac Cadre Financial in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of Ambac Cadre Financial that the receipt and study of such services should not reduce the overall expenses of its research department.

                           INFORMATION ABOUT THE FUND

         The Fund is a portfolio of the Cadre Network Health Financial Services Trust, which was organized as a California trust on February 12, 1992, and commenced operations on November 1, 1992 under the name Hospital and Health Facilities Trust. Effective April 30, 1997, the Trust's name was changed to Cadre Network Health Financial Services Trust. The Declaration of Trust permits the Board of Trustees to create additional series (portfolios), each of which will issue a separate class of shares. At this time, the Fund is the only portfolio that has been created. The assets of the Trust received for the issue or sale of the shares of each portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios are to be allocated in proportion to the net assets of the respective portfolios except where allocations of direct expense can otherwise be fairly made. The Board of Trustees has the power to determine which liabilities are allocable to a given portfolio, or which are general or allocable to all of the portfolios. In the event of the dissolution or liquidation of the Trust, the holders of the shares of each portfolio are entitled to receive as a class the underlying assets of such portfolio available for distribution.

         SHAREHOLDER AND TRUSTEE LIABILITY. Under California law shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the portfolios' property of any shareholder held personally liable for the obligations of the portfolios, and requires the Trust to reimburse a Shareholder for all legal and other expenses reasonably incurred in connection with any liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of bad faith, willful misconduct, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         VOTING RIGHTS. The Trust's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust's shares may, as set forth in the Declaration of Trust, initiate a vote of Shareholders as to any matter with regard to which Shareholders have a right to vote.

                   CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

         First Trust National Association, Pioneer Building, 6th Floor, 336 North Robert Street, St. Paul, Minnesota 55164 is the Fund's custodian. The custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

         Davis Wright Tremaine LLP, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

         Price Waterhouse LLP, 201 North Service Road, Melville, New York 11747, has been selected as the Fund's independent auditor for fiscal year
1997.

                       [PRICE WATERHOUSE LLP LETTERHEAD]


REPORT OF INDEPENDENT ACCOUNTANTS


JANUARY 21, 1998

TO THE BOARD OF TRUSTEES AND PARTICIPANTS OF THE
CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cadre Network Health Financial Services Liquid Asset Fund (formerly the California Hospital and Health Facilities Liquid Asset Fund) (the "Fund"), one of the portfolios constituting the Cadre Network Health Financial Services Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the years ended December 31, 1994 and 1993, were audited by other independent accountants whose report dated February 17, 1995, expressed an unqualified opinion on those statements.


Price Waterhouse LLP

                 CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

           CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

   PRINCIPAL                                 YIELD TO
    AMOUNT        DESCRIPTION/            MATURITY ON DATE         VALUE
(IN THOUSANDS)    MATURITY DATE             OF PURCHASE           (NOTE 2)
--------------    -------------           ----------------        --------
     BANKERS ACCEPTANCES - 22.64%
  $  250          Bank Boston                   5.81%            $  248,172
                  February 17, 1998

   1,000          Bank of America               5.92                996,605
                  January 22, 1998

   1,000          Bank of America               5.92                996,443
                  January 23, 1998

     105          Citibank                      5.95                104,398
                  January 9, 1998

     129          Citibank                      6.19                128,857
                  January 12, 1998

     177          Citibank                      5.99                176,050
                  January 20, 1998

   1,000          Citibank                      5.83                995,013
                  February 2, 1998

     171          Citibank                      6.14                169,859
                  February 10, 1998

     159          Citibank                      6.18                156,854
                  March 16, 1998

     400          Citibank                      6.06                391,171
                  May 18, 1998

     310          Fifth Third Bank              5.84                308,686
                  February 2, 1998

     190          Fifth Third Bank              5.91                188,298
                  February 26, 1998

   2,000          Morgan Guaranty               5.84              1,982,329
                  February 26, 1998

   1,000          Nationsbanc                   5.82                994,775
                  February 3, 1998

   1,864          PNC Bank                      5.90              1,862,742
                  January 6, 1998
  ------                                                         ----------

  $9,755          Total bankers' acceptances                     $9,700,252
  ======          (amortized cost - $9,700,252)                  ----------

                  The accompanying notes are an integral part
                         of these financial statements.

                 CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST
           CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


    Principal                                                       Yield to
     Amount          Description/                                Maturity on Date          Value
 (in thousands)      Maturity Date                                 of Purchase            (Note 2)
-----------------    ---------------------------------------    ------------------    -----------------
Commercial paper - 63.36%

    $2,000           AKZO Nobel                                       5.86%               $1,984,800
                     February 18, 1998

     1,200           Associates Corporation                           5.85                 1,189,965
                     February 23, 1998

     1,214           Bankers Trust, NY                                5.88                 1,190,184
                     May 6, 1998

     1,000           Bear Stearns                                     5.87                   994,449
                     February 5, 1998

     2,000           Beneficial Finance                               5.83                 1,987,333
                     February 10, 1998

     2,000           CIT Group Holdings                               5.85                 1,992,042
                     January 26, 1998

     1,000           CS First Boston                                  5.86                   996,504
                     January 23, 1998

     1,168           Fingerhut Owner Trust                            6.32                 1,163,977
                     January 21, 1998

     2,000           Ford Motor Credit Europe PLC                     5.85                 1,992,083
                     January 26, 1998

     1,600           General Electric Capital Services                5.85                 1,590,880
                     February 6, 1998

     1,000           Goldman Sachs                                    5.92                   997,583
                     January 16, 1998

     1,000           Goldman Sachs                                    5.88                   993,144
                     February 13, 1998

     1,000           Household Finance                                5.87                   990,325
                     March 3, 1998

     1,000           IBM Credit Corporation                           5.96                   997,725
                     January 15, 1998

     2,000           Merrill Lynch & Company                          5.78                 1,998,745
                     January 5, 1998

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS

                 CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

           CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

  Principal                                                 Yield to
   Amount          Description/                         Maturity on Date            Value
(in thousands      Maturity Date                          of Purchase              (Note 2)
-------------      -------------                        ----------------           --------
  Commercial Paper - (continued)

$ 2,000            Morgan Stanley                            5.86%               $ 1,993,008
                   January 23, 1998

  1,500            National Rural Utilities                   5.91                 1,497,342
                   January 12, 1998

    600            New Center Asset Trust                     5.87                   595,908
                   February 13, 1998

  2,000            Riverwoods Funding Corporation             5.83                 1,991,465
                                                                                 -----------
------             January 28, 1998

$27,282            Total commercial paper                                         27,137,462
=======                                                                          ===========
                   (amortized cost - $27,137,462)

Securities Purchased Under Agreement to Resell - 11.66%

$ 4,992            HSBC Securities                            6.59                 4,992,000
                   6.50% dated December 31, 1997,
                   maturing January 2, 1998 to be
                   repurchased at $4,993,803, collateralized
                   by $5,180,000 in FNMA Discount
                   Notes, due April 2, 1998, value
                   $5,106,444, (cost $4,992,000)
-------                                                                          -----------
$ 4,992                                                                            4,992,000
=======                                                                          ===========

U.S. government agency obligation - 2.33%

$ 1,000            Federal Home Loan Bank                     5.88                   996,789
                   January 21, 1998
-------                                                                          -----------
$ 1,000            (amortized cost - $996,789                                        996,789
=======                                                                          ===========

                   Total investments - 99.99%                                    $42,826,503

                   Cash and other assets in
                   excess of liabilities - .01%                                        1,982
                                                                                 -----------
                   Net assets - 100%                                             $42,828,485
                                                                                 ===========

                         The accompanying notes are an integral part
                               of these financial statements.

                 CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

           CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997


                                     ASSETS

Investment in securities, at value (Note 2):

Bankers' acceptances                                                          $  9,700,252

Commercial paper                                                                27,137,462

Securities purchased under agreement to resell                                   4,992,000

U.S. government agency obligation                                                  996,789
                                                                              ------------
      Total investments                                                         42,826,503

Receivable for cash disbursed pending liquidation of participant shares            514,318

Other assets                                                                        18,701
                                                                              ------------
      Total assets                                                              43,359,522
                                                                              ------------
                                  LIABILITIES

Cash received from participants pending investment in Fund shares                  358,685

Payable to custodian bank                                                          115,565

Management and Investment advisory fee payable                                      14,953

Custodian fee payable                                                               22,066

Audit fee payable                                                                   15,000

Legal fees payable                                                                   4,768
                                                                              ------------
      Total liabilities                                                            531,037
                                                                              ------------
                                   NET ASSETS

Net assets (equivalent to $1.00 per share on
42,828,485 shares of beneficial interest outstanding)                         $ 42,828,485
                                                                              ============


                  The accompanying notes are an integral part
                         of these financial statements.

                 CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

           CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

Investment income                                                                      $ 2,346,353


Expenses (Note 3):

  Manager and investment advisory fee                                                      167,367
  Custodian fee                                                                             62,629
  Audit fee                                                                                 15,000
  Legal fee                                                                                 36,977
  Liability insurance                                                                       24,655
  Amortization of deferred organization cost (Note 2)                                       13,151
  Other expenses                                                                            12,600
                                                                                       -----------
          Total expenses                                                                   332,379
                                                                                       -----------
Investment income - net and net increase
 in net assets resulting from operations                                               $ 2,031,974
                                                                                       ===========

                   The accompanying notes are an integral part
                         of these financial statements.

                      CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

                    CADRE NETWORK HEALTH FINANCIAL SERVICES LIQUID ASSET FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                               For the year ended December 31,
                                                         -------------------------------------------
From operations:                                              1997                         1996
                                                         --------------               --------------

     Investment income - net                              $   2,013,974               $   2,334,835
                                                          -------------               -------------
     Net increase in net assets resulting from
      operations                                              2,013,974                   2,334,835

     Dividends and distributions
      to participants (Note 4)                               (2,013,974)                 (2,334,835)
                                                          -------------               -------------
                                                                 -                           -
                                                          -------------               -------------
From transactions in shares of beneficial
 interest (at $1 per share):

   Proceeds from sales of shares                            398,472,454                 334,687,508

    Net asset value of shares issued to
     participants in reinvestment of
     dividends and distributions                              2,013,974                   2,334,835
                                                          -------------               -------------
                                                            400,486,428                 337,022,343
Cost of shares repurchased                                 (397,742,811)               (338,801,089)
                                                          -------------               -------------
Change in net assets derived from
 transactions in shares of beneficial interest                2,743,617                  (1,778,746)
                                                          -------------                ------------
Net (increase)/decrease in net assets                         2,743,617                  (1,778,746)

Net assets:

     Beginning of year                                       4O,084,868                  41,863,614
                                                          -------------               -------------
     End of the year                                      $  42,828,485               $  40,084,868
                                                          =============               =============










                   The accompanying notes are an integral part
                         of these financial statements.

                  CADRE NETWORK HEALTH FINANCIAL SERVICES TRUST

                     CADRE NETWORK HEALTH FINANCIAL SERVICES
                                LIQUID ASSET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1 - DESCRIPTION OF THE FUND

The Cadre Network Health Financial Services Liquid Asset Fund (the "Fund") (formerly the California Hospital and Health Facilities Liquid Asset Fund), was established on February 12, 1992, as a common law trust organized under the laws of the state of California and is an investment portfolio of the Cadre Network Health Financial Services Trust (the "Trust") (formerly, the Hospital and Health Facilities Trust), which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. Shares of the Fund are offered exclusively to hospitals, or other health care institutions, providers or payers. The purpose of the Fund is to enable those organizations to pool their available funds for investment. The Fund commenced operations on November 1, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS

Portfolio securities are valued at amortized cost, which approximates market value.

ACCOUNTING FOR INVESTMENTS

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In computing net investment income, the Fund amortizes any premiums or discounts on securities owned. Gains or losses realized upon the sale of such securities are based on their amortized cost and are determined on the identified cost method. Interest accrued on securities purchased under agreement to resell is included in interest receivable.

INVESTMENT TRANSACTION RESTRICTIONS

The Fund is not permitted to engage in the trading of investment instruments with or through the Manager or Investment Advisor.

INCOME TAX STATUS

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no provision for Federal income taxes has been recorded.


SECURITIES PURCHASED UNDER AGREEMENT TO RESELL

Securities purchased under agreement to resell entered into with certain broker dealers are secured by U.S. government or agency obligations. However, due to the short-term nature of securities purchased under agreement to resell, the Fund does not take possession of the collateral pledged, which is held by the Custodian. Securities purchased under agreement to resell are collateralized at 102% of the obligation's principal and interest value to ensure that the value of the underlying collateral is at least equal to repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the obligation by the Fund may be delayed.

DEFERRED ORGANIZATION COSTS

Deferred organization costs were amortized on a straight line basis over five years. Such organization costs have been advanced by the Manager and Investment Advisor, Cadre Financial Services, Inc. ("Cadre"). The Fund has reimbursed Cadre for such costs rateably from February 8, 1995, through July 31, 1997.

USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 - FUND EXPENSES

MANAGER AND INVESTMENT ADVISORY FEE

Pursuant to a Manager and Investment Advisory Agreement with the Fund, the Manager and Investment Advisor, Cadre provides investment advice and generally supervises the investment program of the Fund. Cadre is paid a fee at an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.3675% of the average net assets in excess of $250,000,000 but less than $500,000,000 and 0.335% of the Fund's average daily net assets in excess of $500,000,000. Such fee is calculated daily and paid monthly.

Cadre Securities, Inc. ("Cadre Securities"), an affiliate of Cadre, is the Fund's transfer and dividend disbursing agent and distributor. The Fund is not assessed fees for transfer agent services provided by Cadre Securities.

CONSULTING FEES

The Hospital Council of Northern and Central California Shared Services, Inc., an affiliate of the Hospital Council of Northern and Central California, which established the Trust, provides management consulting services to Cadre. The Fund is not obligated to pay for these management consulting services.

OTHER FUND EXPENSES

The Fund pays expenses incurred by its Trustees and officers (in connection with the discharge of their duties), insurance for the Trustees, fees of the Custodian, audit fees and legal fees.

NOTE 4 - DIVIDENDS AND DISTRIBUTIONS

On a daily basis, the Fund declares dividends and distributions from its net investment income and net realized gains or losses from securities transactions, if any. Such dividends and distributions are payable to participants of record at the time of the previous computation of the Fund's net asset value.

NOTE 5 - SECURITIES TRANSACTIONS

During the period ended December 31, 1997, sales and purchases U.S. government securities were $3,596,065 and $56,109,996, respectively.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each of the five years in the period ended December 31 is as follows:


                                                                      Period Ended December 31,
                                                --------------------------------------------------------------------
                                                 1997            1996           1995           1994            1993
                                                ------          ------         ------         ------          ------
Net asset value, beginning of period            $  1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00

Investment income - net                           0.048          0.048          0.058          0.042            0.030

Dividends and distributions
to participants                                  (0.048)        (0.048)        (0.058)        (0.042)          (0.030)
                                                -------         ------         ------         ------           ------

Change in net asset value                             -              -              -              -                -
                                                -------         ------         ------         ------           ------

Net asset value, end of period                  $  1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                                =======         ======         ======         ======           ======

Total investment return                            4.91%          5.00%          5.83%          4.11%            3.06%

Expenses, before
reimbursement/waiver                               0.79%          0.68%          0.67%          1.24%            1.58%

Expenses net of
reimbursement/waiver                               0.79%          0.65%          0.27%          0.26%            0.19%

Net investment income, before
reimbursement waiver                               4.81%          4.78%          5.38%          3.24%            1.61%

Net investment income, net
or reimbursement/waiver                            4.81%          4.81%          5.78%          4.22%            3.00%

Number of shares outstanding
at end of year (in thousands)                    42,828         40,085         41,864         20,540            8,914


                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER
RATINGS:

         PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                  - Leading market positions in well established industries.

                  -        High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

         AAA - Bonds which are rated Aaa are judged to be of best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or any an exceptionally stable margin and principal is secure. While the various protective elements are like to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

         A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Debt rated BBB is regarding as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS:

         FITCH-1 - (Highest Grade) Commercial paper assigned this rating is regarding as having the strongest degree of assurance for timely payment.

         FITCH-2 - (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

         AAA - Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is of showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

         AA - Bonds in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien - in many cases directly following an AAA bond - or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS INC. COMMERCIAL PAPER RATINGS:

         DUFF 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF DUFF & PHELPS INC. CORPORATE BOND RATINGS:

         DUFF 1 - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt.

         DUFF 2, 3, 4 - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.